                                                                    EXHIBIT 21.1

                                                                  March 22, 1994

ALABAMA
- -------
         SCI Funeral Services, Inc. (Iowa Corp) Alabama subsidiary
                 SCI Alabama Funeral Services, Inc...............................100%
                          EC Land Company, Inc...................................100%
                          Mobile Memorial Gardens Funeral Home, Inc..............100%
ALASKA
- ------
         SCI Funeral Services, Inc. (Iowa Corp.) Alaska subsidiary
                 Alaskan Memorial Parks, Inc.....................................100%
                          Alaska Memorial Services, Inc..........................100%
                          Moll Enterprises, Inc..................................100%
                 SCI Alaska Funeral Services, Inc................................100%
ARIZONA
- -------
         SCI Funeral Services, Inc. (Iowa Corp.)
                 National Cremation Society, Inc.................................100%
                 Resthaven Park Cemetery, Inc....................................100%
                 SCI Arizona Funeral Services, Inc...............................100%
ARKANSAS
- --------
         SCI Funeral Services, Inc. (Iowa Corp)
                 SCI Arkansas Funeral Services, Inc..............................100%
                 The East Funeral Benefit Assurance Company......................100%
CALIFORNIA
- ----------
         *EVMP Corporation....................................................... -0-
         SCI Funeral Services, Inc. (Iowa Corp.) California subsidiaries
                 Biby and Belyea.................................................100%
                 Cemetery Management Company.....................................100%
                 Chapel of The Chimes Virgin Mortuary............................100%
                 Chung Wah Funeral Directors, Inc................................100%
                 EKP, Inc........................................................100%
                 Emmerson Mortuaries.............................................100%
                 Eternal Hills Cemetery Association..............................100%
                 Eternal Valley Memorial Park....................................100%
                          Eternal Valley Memorial Park - Endowment Care Fund.....100%
                 FCA Acquisition Corporation.....................................100%
                          Financial Capital of America...........................100%
                                  CFR Corporation................................100%
                                           Mount Vernon Memorial Park.............50%
                                  DD & H Corporation.............................100%
                                           Mount Vernon Memorial Park.............50%
                                  MB Line........................................100%
                                  RVL Properties.................................100%
                 Fremont Cemetery Corporation....................................100%
                 Fresno Memorial Gardens.........................................100%
                 Greenwood Memorial Park, Inc....................................100%
                 Hillcrest Memorial Park ........................................100%
                          Hillcrest Mortuary.....................................100%
                          Joshua Memorial Park...................................100%
                          World Funeral Home.....................................100%
                 Hong Kong Funeral Homes.........................................100%
                 Lake Elsinore Mortuary..........................................100%
                 Libo, Inc.......................................................100%
                 Lima-Salmon-Erickson, Inc.......................................100%
                 Lisle Funeral Home..............................................100%
                 International Funeral Parlours..................................100%
                 Maridon, Inc....................................................100%
                 Memorial Guardian Plans, Inc....................................100%
                 Mish Acquisition Corporation....................................100%
                 Mission Casket Co...............................................100%
                 Mt. View Cemetery of San Bernardino.............................100%
                          Green Acres Memorial Park and Mortuary.................100%
                 National Floral Service, Inc....................................100%
                 Oak Hill Improvement Company....................................100%
                 Ocean View Cemetery.............................................100%
                          Chapel of The Ferns, Inc...............................100%
                 Pierce Brothers.................................................100%
                     *Eternal Life Properties, Inc............................... -0-
                          Pierce Brothers Crematorium............................100%
                          Pierce Holdings (California), Inc......................100%
                                  Aftercorp, Inc.................................100%
                                  Cremcorp, Inc..................................100%
                          Ted M. Mayr Funeral Home, Inc. ........................100%
                 Redding Memorial Park...........................................100%
                 SCI California Funeral Services, Inc............................100%
                          Backs-Kaulbars Mortuary................................100%
                          John A. Mies, Inc......................................100%
                          Mirabal Mortuary, Inc..................................100%

                          Noble Chapel Funeral Directors ........................100%
                          RC/SC Funeral Chapels, Inc.............................100%
                 Service Corporation International of California.................100%
                 Sierra View Mausoleum Association...............................100%
                          *Sierra View Memorial Park............................. -0-
                 Sun City Mortuary...............................................100%
                          Acheson & Graham Mortuary, Inc.........................100%
                         *Eden Memorial Park Association......................... -0-
                          Malinow & Silverman, Inc...............................100%
                 Turner & Stevens Company........................................100%
                          C. Lewis Edwards Incorporated..........................100%
                          Live Oak Cemetery Association Endowment Care Fund......100%
COLORADO
- --------
         SCI Funeral Services, Inc. (Iowa Corp.) Colorado subsidiary
                 SCI Colorado Funeral Services, Inc..............................100%
CONNECTICUT
- -----------
         SCI Funeral Services, Inc. (Iowa Corp.) Connecticut subsidiary
                 SCI Connecticut Funeral Services, Inc...........................100%
DELAWARE
- --------
        *Hillcrest Memorial Company.............................................. -0-
         Provident Services, Inc.................................................100%
                 Franklin Funeral Services, Inc..................................100%
                 Provident Credit Corp...........................................100%
         SCI Funeral Services, Inc. (Iowa Corp.) Delaware subsidiaries
                 First Memorial Funeral Services, Inc............................100%
                 IFC-Boyertown, Inc..............................................100%
                 Memorial Guardian Plans, Inc....................................100%
                 SCI Funeral Services, Inc.......................................100%
                 SCI Georgia Funeral Services, Inc...............................100%
                 SCIT Holdings, Inc..............................................100%
                 SCI Missouri Funeral Services, Inc. (Missouri Corp.)
                          Delaware subsidiary
                          IFC-York, Inc..........................................100%
         SCI International Limited...............................................100%
         SCI Special, Inc........................................................100%
                 SCI Capital Corporation.........................................100%
                          Investment Capital Corporation (Texas Corp.) Delaware
                                  subsidiary
                                  Equity Corporation International................68%
                                  IFC-YP, Inc....................................100%
                 SCI Management Corporation......................................100%
                          International Funeral Services, Inc....................100%
DISTRICT OF COLUMBIA
- --------------------
         SCI Funeral Services, Inc. (Iowa Corp.) DC subsidiary
                 SCI District of Columbia Funeral Services, Inc..................100%
FLORIDA
- -------
         SCI Capital Corporation (Delaware corp)
                 Investment Capital Corporation (Texas Corp) Florida Subsidiary
                          Abigail Investment Capital Corporation
                          of Florida, Inc........................................100%
         SCI Funeral Services, Inc. (Iowa Corp) Florida Subsidiary
                 SCI Funeral Services of Florida, Inc............................100%
                          Dorsey Funeral Home, Inc...............................100%
                          Eastern Gate Memorial Gardens Funeral Home, Inc........100%
                          Eastern Gate Memorial Gardens, Inc.....................100%
                          Zak of Jacksonville, Inc...............................100%
GEORGIA
- -------
         SCI Funeral Services, Inc. (Iowa corp.) Georgia subsidiaries
                 SCI Georgia Funeral Services, Inc. (Delaware Corp.) Georgia
                          subsidiary
                          H.M. Patterson & Son, Inc..............................100%
                          SCI Georgia Land, Inc..................................100%
HAWAII
- ------
         SCI Funeral Services, Inc. (Iowa Corp.) Hawaii subsidiaries
                 Memorial Guardian Plans, Inc....................................100%
                 SCI Hawaii Funeral Services, Inc................................100%
                          Garden Life Plan, Ltd...................................50%
                          Hawaiian Memorial Life Plan, Ltd.......................100%
                                  Big Island Memorial Life Plan, Inc.............100%
                                  Hawaii Funeral Home, Ltd........................79%
                                  Hawaii Mortuaries, Ltd.........................100%
                                  Kauai Mortuary, Inc.............................66%
                                           Kauai Mortuary Funeral Plan, Inc......100%
                         *Hawaiian Memorial Park Cemetery........................100%
IDAHO
- -----
         SCI Funeral Services, Inc. (Iowa Corp.) Idaho subsidiary
                 Memorial Guardian Plans, Inc....................................100%

ILLINOIS
- --------
         SCI Funeral Services, Inc. (Iowa Corp.) Illinois subsidiaries
                 Rosehill Memorials, Inc.........................................100%
                 SCI Illinois Services, Inc......................................100%
                          Fortuna Bros. Funeral Home, Ltd........................100%
                          IFS Illinois, Inc......................................100%
                          M&SFH, Inc.............................................100%
                          Vault Company of Illinois, Inc.........................100%
INDIANA
- -------
         SCI Funeral Services, Inc. (Iowa Corp.) Indiana subsidiary
                 SCI Indiana Funeral Services, Inc...............................100%
IOWA
- ----
         SCI Funeral Services, Inc...............................................100%
                 Bunker's Eden Vale, Inc.........................................100%
                 Glen Abbey, Inc.................................................100%
                 SCI Funeral Services of Iowa, Inc...............................100%
KANSAS
- ------
         SCI Funeral Services, Inc. (Iowa Corp.) Kansas subsidiaries
                 SCI Kansas Funeral Services, Inc................................100%
                 Services of Kansas, Inc.........................................100%
KENTUCKY
- --------
         SCI Funeral Services, Inc. (Iowa Corp) Kentucky subsidiary
                 SCI Kentucky Funeral Services, Inc..............................100%
                          Resthaven Memorial Cemetery, Inc.......................100%
                                  Resthaven Funeral Home, Inc....................100%
                     *Resthaven Memorial Park and Cemetery Association........... -0-
LOUISIANA
- ---------
         SCI Funeral Services, Inc. (Iowa Corp) Louisiana subsidiary
                 SCI Louisiana Funeral Services, Inc.............................100%
                          Banner, Inc............................................100%
MAINE
- -----
         SCI Funeral Services, Inc. (Iowa Corp) Maine subsidiary
                 SCI Maine Funeral Services, Inc.................................100%
MARYLAND
- --------
         SCI Funeral Services, Inc. (Iowa Corp.) Maryland subsidiaries
                 Hubbard Funeral Home, Inc.......................................100%
                          Danzansky-Goldberg Memorial Chapels, Inc...............100%
                          George L. Schwab, Inc..................................100%
                          Rest Haven Funeral Chapel, Inc.........................100%
                          Tyson Wheeler Funeral Home, Inc........................100%
MASSACHUSETTS
- -------------
         SCI Funeral Services, Inc. (Iowa Corp.) Massachusetts subsidiary
                 Stanetsky Holding Company, Inc..................................100%
                          Stanetsky Memorial Chapels, Inc.........................40%
MICHIGAN
- --------
         SCI Funeral Services, Inc. (Iowa Corp) Michigan subsidiaries
                 Michigan Cemeteries, Inc........................................100%
                 SCI Michigan Funeral Services, Inc..............................100%
MINNESOTA
- ---------
         SCI Funeral Services, Inc. (Iowa Corp.) Minnesota subsidiary
                 SCI Minnesota Funeral Services, Inc.............................100%
                          Scott Mueller Service Corp.............................100%
MISSISSIPPI
- -----------
         SCI Funeral Services, Inc. (Iowa Corp.) Mississippi subsidiary
                 SCI Mississippi Funeral Services, Inc...........................100%
MISSOURI
- --------
         SCI Funeral Services, Inc. (Iowa Corp) Missouri subsidiary
                 SCI Missouri Funeral Services, Inc..............................100%
                          Memorial Guardian Plans, Inc...........................100%
MONTANA
- -------
         NO SUBSIDIARIES
NEBRASKA
- --------
         SCI Funeral Services, Inc. (Iowa Corp) Nebraska subsidiary
                 SCI Funeral Services of Nebraska, Inc...........................100%
NEVADA
- ------
         SCI Funeral Services, Inc. (Iowa Corp) Nevada subsidiary
                 Ross, Burke & Knobel Mortuary...................................100%
NEW HAMPSHIRE
- -------------
         NO SUBSIDIARIES
NEW JERSEY
- ----------
         SCI Funeral Services, Inc. (Iowa Corp) New Jersey subsidiary
                 SCI Funeral Services of New Jersey,Inc..........................100%
                          Garden State Crematory, Inc............................100%
                          Leber Funeral Home, Inc................................100%

NEW MEXICO
- ----------
         SCI Funeral Services, Inc. (Iowa Corp) New Mexico subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp) New Mexico
                 subsidiary
                          Ensure Agency of New Mexico, Inc.......................100%
                 SCI New Mexico Funeral Services, Inc............................100%
                          Basin Mortuary, Inc....................................100%
                          Southwest Funeral Plans, Inc...........................100%
                          Vista Verde Memorial Park, Inc.........................100%
                                  Vista Verde, Inc...............................100%
                                  Vista Verde Memorial Association, Inc..........100%
NEW YORK
- --------
         SCI Funeral Services, Inc. (Iowa Corp) New York subsidiary
                 SCI Funeral Services of New York, Inc...........................100%
                          Chas. Peter Nagel Inc..................................100%
                          Edward F. Becker Undertaking Co. Inc...................100%
                          Thomas M. Quinn & Sons, Inc............................100%
                                  George Werst, Inc..............................100%
                                  Werst Realty Co. Inc...........................100%
                          352 East 87th Street Company...........................100%
                          Walter B. Cooke, Inc...................................100%
                                  E. C. Waldeck Home for Funerals, Inc...........100%
                                  Fred Herbst Sons, Inc..........................100%
                                  Hellman Memorial Chapels, Inc..................100%
                                  Joseph T. Kennedy Funeral Chapel, Inc..........100%
NORTH CAROLINA
- --------------
         SCI Funeral Services, Inc. (Iowa Corp) North Carolina subsidiary
                 E. F. Drum's Funeral Home, Inc..................................100%
                 SCI North Carolina Funeral Services, Inc........................100%
                          Adams Funeral Home, Inc................................100%
                          Drum Funeral Home, Inc.................................100%
                                  Traditional Memorials, Inc.....................100%
                          Moodys Incorporated....................................100%
                          The P.E. Moody Funeral Home, Inc.......................100%
                                  Swain Memorial Park, Inc.......................100%
                          Willis-Reynolds Funeral Home, Inc......................100%
NORTH DAKOTA
- ------------
         SCI Funeral Services, Inc. (Iowa Corp) North Dakota subsidiary
                 Memorial Guardian Plans, Inc....................................100%
OHIO
- ----
         SCI Funeral Services, Inc. (Iowa Corp.) Ohio subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp.) Ohio subsidiary
                          Ensure Agency of Ohio, Inc.............................100%
                 SCI Ohio Funeral Services, Inc..................................100%
                     *Miami Valley Memory Gardens Association, Inc............... -0-
                     *Sunset Hills Burial Park Association ...................... -0-
OKLAHOMA
- --------
         SCI Funeral Services, Inc. (Iowa Corp.) Oklahoma subsidiaries
                 AED, Inc........................................................100%
                          Memorial Gardens Association...........................100%
                          RMG Trust..............................................100%
                                  Resthaven Memory Gardens of Oklahoma
                                  City Trust.....................................100%
                          Rose Hill Burial Park, a Trust.........................100%
                 IFC-YP, Inc. (Delaware Corp) Oklahoma subsidiary
                          IFC-Amedco, Inc. ......................................100%
                 SCI Oklahoma Funeral Services, Inc..............................100%
                          Memory Gardens, Inc....................................100%
                          Primrose Funeral Home, Inc.............................100%
                          SSP Limited Liability Company...........................50%
                                  SSP Insurance Agency, Inc......................100%
                          Sunset Memorial Park Cemetery, Inc.....................100%
                          Woodland Memorial Company..............................100%
                 Sentinel Security Plans, Inc.(Virginia Corp.) Oklahoma
                 Subsidiary
                          SSP Limited Liability Company...........................50%
OREGON
- ------
         SCI Funeral Services, Inc. (Iowa Corp) Oregon subsidiaries
                 Lincoln Memorial Park, Inc......................................100%
                 Service Corporation Oregon......................................100%
                          Colonial Mortuary, Inc.................................100%
                                  Pearson-Allen Funeral Homes, Inc...............100%
PENNSYLVANIA
- ------------
         SCI Funeral Services, Inc. (Iowa Corp) Pennsylvania subsidiaries
                 Grandview Cemetery Associates (a Pennsylvania Limited
                   Partnership)...................................................70%
                 Memorial Guardian Plans, Inc.( Delaware Corp) Pennsylvania
                          subsidiary

                          Ensure Agency of Pennsylvania, Inc.....................100%
                 SCI Pennsylvania Funeral Services, Inc..........................100%
                          Ed Melenyzer Co........................................100%
                          Frederick & Snowdon, Inc...............................100%
                          Theo. C. Auman, Inc....................................100%
                                  Auman's, Inc...................................100%
                                  Forest Hills Memorial Park, Inc................100%
                                  Francis F. Seidel, Inc.........................100%
                                  Memorial Services Planning Corporation.........100%
                          Westminster Cemetery Company...........................100%
PUERTO RICO
- -----------
         SCI Funeral Services, Inc. (Iowa corp.) Puerto Rico subsidiary
                 Memorial Guardian Plans, Inc....................................100%
RHODE ISLAND
- ------------
         NO SUBSIDIARIES
SOUTH CAROLINA
- --------------
         SCI Funeral Services, Inc. (Iowa corp.) South Carolina subsidiary
                 SCI South Carolina Funeral Services, Inc........................100%
                          C. M. Gaffney Sales Agency.............................100%
                                  Woodlawn Memorial Park.......................36.76%
                          Woodlawn Memorial Park...............................63.24%
                                  Greenville Vault Co., Inc......................100%
SOUTH DAKOTA
- ------------
         NO SUBSIDIARIES
TENNESSEE
- ---------
         SCI Funeral Services, Inc. (Iowa Corp) Tennessee subsidiaries
                 *New Gray Cemetery.............................................. -0-
                 SCI Tennessee Funeral Services, Inc.............................100%
                          East Lawn Funeral Home and Memorial Park, Inc..........100%
                          Forest Lawn Funeral Home of Nashville, Inc.............100%
                          George A. Smith and Sons, Inc..........................100%
                          George E. Crone Monument Company, Inc..................100%
                          Legram, Inc............................................100%
                          Lily of the Valley, Inc................................100%
                          Lynnhurst Cemetery, Inc................................100%
                          Memorial Guardian Plans, Inc...........................100%
                          Memphis Memory Gardens, Inc............................100%
                          Woodlawn Funeral Home, Inc.............................100%
                          Woodlawn Memorial Park, Inc............................100%
TEXAS
- -----
        *American Funeral Service Museum......................................... -0-
        *Commonwealth Institute of Funeral Service............................... -0-
         SCI Funeral Services, Inc. (Iowa Corp) Texas subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp.) Texas
                 subsidiary
                          Assured Security Life Insurance Company, Inc...........100%
                 SCI Michigan Funeral Services, Inc. (Michigan Corp. Texas
                                                     subsidiary)
                          Butts/Karpus, L.C.....................................99.8%
                 SCIT Holdings, Inc. (Delaware Corp.) Texas owned subsidiaries
                          Moore & Sons Funeral Home and Cemetery, Inc............100%
                          SCI Texas Funeral Services, Inc........................100%
                                  EFH, Inc.......................................100%
                                  Ellis Funeral Home of Midland, Inc.............100%
                                  Hillcrest Memorial Park of Dallas, Inc.........100%
                                  H. Wade Sheffield Funeral Homes, Inc...........100%
                                  McDonald Acquisition Corp......................100%
                                  Resthaven of Lubbock, Inc......................100%
                                  Ted Dickey, Inc................................100%
                                  Temple Sheffield Funeral Chapels, Inc..........100%
                          Shannon Funeral Chapels, Inc...........................100%
                                  The New Rose Hill Memorial Park, Inc...........100%
                 Stillbrooke Corporation of Tennessee............................100%
         SCI Special, Inc. (Delaware Corp.)
                 SCI Capital Corporation (Delaware Corp.) Texas subsidiaries
                          Great Lakes, Inc.......................................100%
                          Inscorp Special Risks, Inc.............................100%
                          Investment Capital Corporation.........................100%
UTAH
- ----
         NO SUBSIDIARIES
VERMONT
- -------
         NO SUBSIDIARIES
VIRGINIA
- --------
        *Forest Lawn Cemetery Company............................................ -0-
         SCI Funeral Services, Inc. (Iowa Corp.) Virginia subsidiaries
                 Memorial Guardian Plans, Inc. (Delaware Corp)
                          Sentinel Security Plans, Inc...........................100%

                 SCI Virginia Funeral Services, Inc..............................100%
                          Demaine Funeral Homes, Incorporated....................100%
                          National Mausoleum Corporation.........................100%
                          Whitten Funeral Home, Incorporated.....................100%
WASHINGTON
- ----------
         SCI Funeral Services, Inc. (Iowa Corp.) Washington subsidiary
                 SCI Washington Funeral Services, Inc............................100%
WEST VIRGINIA
- -------------
         SCI Funeral Services, Inc. (Iowa Corp.) West Virginia subsidiaries
                 Arlington Management Co. (West Virginia), Inc...................100%
                          Long and Fisher Funeral Home, Inc......................100%
                 Memorial Guardian Plans, Inc....................................100%
WISCONSIN
- ---------
       **Appleton Highland Memorial Park, Inc..................................... **
         SCI Funeral Services, Inc. (Iowa Corp.) Wisconsin subsidiary
                 Cemetery Services, Inc..........................................100%
                          West Lawn Memorial Park................................100%
                 SCI Wisconsin Funeral Services, Inc.............................100%
WYOMING
- -------
         SCI Funeral Services, Inc. (Iowa Corp.) Wyoming subsidiary
                 Memorial Guardian Plans, Inc....................................100%

AUSTRALIA
- ---------
         SCI International Limited (Delaware Corp.) Australia subsidiary
                 Service Corporation International Australia Pty., Ltd...........100%
                          New South Wales Cremation Company Pty., Ltd............100%
CANADA
- ------
         S.C.I.C. Holdings Ltd.-(Federal)........................................100%
                 Glacier National Life Assurance Company-(Federal)...............100%
                 Service Corporation International (Canada) Limited-(Federal).....70%
                          Award Limousine Services, Inc. - (Ontario).............100%
                          Can Ensure Group, Inc.-(Federal).......................100%
                          Hong Kong Funeral Homes B.C. Ltd-(British Columbia)....100%
                          International Funeral Parlours B.C. Ltd-(B.C.).........100%
                          Kaye Funeral Home Limited-(Ontario)....................100%
                          Maison Funeraire Beauchamp Ltee-(Quebec)...............100%
                                  Funeraire Beauchamp Ltee-(Quebec)..............100%
                                  Les Services Thanatologiques D.
                                  Beauchamp Inc.-(Q).............................100%
                          Markey Investments, Inc.-(Ontario).....................100%
                          Nault & Caron Inc.-(Quebec)............................100%
                          Rose Garden Ventures, Ltd.-(Alberta)...................100%
                          S.C.I.C. (B.C.) Holdings Limited-(British Columbia)....100%
                          Shadow Mountain Development Corporation-(B.C)..........100%
                          Sycamore Properties Limited (British Columbia).........100%
                          The Markey Family Funeral Homes Limited-(Ontario)......100%
                          The Thorpe Brothers Funeral Home Co. Limited-(Ontario).100%
                          World Funeral Home B.C. Ltd.-(British Columbia)........100%



* State Law Not-For-Profit-Corporation - No stock issued
** State Law Not-For-Profit-Corporation - See Legal Database









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